Leases (Tables)	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Lease, Cost	These leases have a remaining lease term ranging between 2 to 9 years, some of which include options to renew the lease term. Additional information of the Group’s leases are as indicated below.
IGI UK entered into a lease agreement for new premises during the current year as it has outgrown its current leased premises. The Company is actively involved in sub-lease transaction negotiations where some negotiations are at advanced stages, and the Company has assessed the ROU assets for impairment. For the year ended December 31, 2024, the Company has recognized an impairment loss on the ROU assets of $675 thousand (December 31, 2023: nil) and is included with general and administrative expenses in the Consolidated Statements of Income.

(Expressed in thousands of U.S. Dollars)	2024	2023

Cash payments included in the measurement of lease liabilities in operating cash flows	$2,706	$913
Cash payments included in the measurement of lease liabilities in financing cash flows	35	35
Right-of-use assets	2,595	2,083
Operating lease liability	4,238	2,133
Operating lease charge	3,083	771
Weighted average discount rate (%)	5.9%	4.3%
Weighted average remaining lease term (years)	2.4	3.5

Schedule of Contractual Maturities
The following table presents the contractual maturities of the Company’s operating lease liabilities at December 31, 2024:

Years Ending December 31,	(Expressed in thousands of U.S. Dollars)
2025	$2,885
2026	1,232
2027	451
2028	175
2029 and after	256
Total undiscounted lease liability	4,999
Less: present value adjustment	(761)
Operating lease liability	$4,238